Description of the Business	6 Months Ended
Jun. 30, 2022
Accounting Policies [Abstract]
Description of the Business

1. Description of the Business

Nauticus Robotics, Inc. (“Nauticus”, “Company”, “our”, or “we”) was initially incorporated as Houston Mechatronics, Inc. on March 27, 2014 in the State of Texas. Effective November 24, 2021, the Company changed its legal name to Nauticus Robotics, Inc. Nauticus’ principal corporate offices are located in Webster, Texas. The Company is developing an ecosystem of ocean robots that are controlled through an AI-driven cloud software platform which enables a sliding scale spectrum of autonomous operations — from direct operator control to complete hands-off, robot self-sufficient control. Instead of the conventional tethered connection between the operator and the subsea robot, Nauticus has developed an acoustic communication networking, compression, and protocols that allows the robot to perform its tasks without a direct, cabled connection. This offering permits significant operational flexibility and cost savings over the methods currently employed in the marketplace.

Impact of COVID-19 Pandemic on Business — The global spread of COVID-19 has created significant market volatility and economic uncertainty and disruption during 2021. The Company was adversely affected by the deterioration and increased uncertainty in the macroeconomic outlook as a result of the impact of COVID-19. We continue to actively monitor the situation and may take further actions altering our business operations that we determine are in the best interests of our employees, customers, suppliers, and stakeholders, or as required by federal, state, or local authorities.

Liquidity — The Company has had recurring losses and negative cash flows since inception. As such, the Company has been dependent on debt and equity funding to meet its development efforts. The Company continues to develop its principal products and conducts extensive research and development activities. At June 30, 2022, the Company’s current liabilities exceeded its current assets by $19,457,103.

On October 15, 2021, the Company signed a purchase order with Triumph Subsea Construction Limited (Customer) for the sale of four Aquanaut systems over a period from September 2022 through January 2025 for a total of $54.2 million. In the second quarter of 2022, the milestone payment terms with Triumph Subsea Construction Limited were renegotiated. This renegotiation has resulted in a shift of the first payment from the second quarter of 2022 to the third quarter of 2022. The Company has begun construction of these products and is scheduled to deliver the first Aquanaut system under this contract in the fourth quarter of 2022.

On December 16, 2021, Nauticus entered into a merger agreement with CleanTech Acquisition Corporation (“CleanTech”), a special purpose acquisition company (“SPAC”). In this agreement, Nauticus agreed to a business combination that is intended to lead to its public stock listing on the NASDAQ in August 2022. CleanTech brings approximately $260 million in sponsored investment and public investment in private equity funding to the business combination. Although this level of funding is potentially available, a threshold of $50 million has been established in the merger documents as the minimum cash position for internal planning purposes.

Management believes that with the revenue from its existing and new contracts, the ability to reduce costs as necessary, and the pending merger with CleanTech, the Company will have sufficient cash from operations to meet its obligations for at least one year from the issuance date of this report.